UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2010
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported, on May 3, 2010, Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”) acquired, through a reverse triangular merger, PV Powered, Inc., a privately-owned solar inverter company based in Bend, Oregon (“PV Powered”). Pursuant to the terms of the Agreement and Plan of Merger dated March 24, 2010 (as amended on April 21, 2010, the “Merger Agreement”), by and among Advanced Energy, PV Powered and Neptune Acquisition Sub, Inc., an Oregon corporation and wholly-owned subsidiary of Advanced Energy (“Acquisition Sub”), Acquisition Sub merged with and into PV Powered effective May 3, 2010, with PV Powered as the surviving corporation. Under the terms of the Merger Agreement, Advanced Energy paid $50 million in the form of $35 million in cash and $15 million in Advanced Energy’s common stock. In addition, there is a $40 million potential earn-out based on PV Powered’s full-year 2010 financial results. Copies of the Merger Agreement and Amendment No. 1 to the Merger Agreement were filed as exhibits to the Current Reports on Form 8-K filed by Advanced Energy on March 24, 2010 and on April 22, 2010. PV Powered will continue to operate out of its facilities in Bend, Oregon as a wholly-owned subsidiary of Advanced Energy.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
PV Powered’s audited financial statements, including the report of independent public accounting firm, as of and for the year ended December 31, 2009 are attached hereto as Exhibit 99.1 and incorporated by reference herein.
PV Powered’s unaudited financial statements as of and for the three-months ended March 31, 2010 are attached hereto as Exhibit 99.2 and incorporated by reference herein.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined financial statements and explanatory notes for the Company, after giving effect to the acquisition of PV Powered and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Moss Adams, LLP, Independent Public Accounting Firm.

99.1	PV Powered’s audited financial statements, including the report of independent public accounting firm, as of and for the year ended December 31, 2009.

99.2	PV Powered’s unaudited financial statements as of and for the three-months ended March 31, 2010.

Exhibit No.	Description
99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for the Company, after giving effect to the acquisition of PV Powered and adjustments described in such pro forma financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: July 12, 2010	/s/ Lawrence D. Firestone
Lawrence D. Firestone
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Moss Adams, LLP, Independent Public Accounting Firm.

99.1	PV Powered’s audited financial statements, including the report of independent public accounting firm, as of and for the year ended December 31, 2009.

99.2	PV Powered’s unaudited financial statements as of and for the three-months ended March 31, 2010.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for the Company, after giving effect to the acquisition of PV Powered and adjustments described in such pro forma financial information.

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